SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2008


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                   000-50323                 32-0061893
----------------------------        -------------         ----------------------
(State or other jurisdiction        (File Number)            (I.R.S. Employer
      of incorporation)                                   identification number)


                 49 West 10th Street, Tracy, California   95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

            Service 1st Bancorp, parent holding company for Service 1st Bank and Charter Services Group, Inc., reported that net income for the year ended December 31, 2007 was $337,023 compared to net earnings of $847,121 for 2006. Total assets increased 1.70% to end at $231,075,943 as compared to $227,057,390 at year end 2006

            The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1)   Press Release dated March 28, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 31, 2008

Service 1st Bancorp


By:  /s/ Robert E. Bloch
     ---------------------------
     Executive Vice President
     and Chief Financial Officer

                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit Number                     Description                       Page Number
--------------                     -----------                       -----------

     99.1                Press Release dated March 28, 2008              5-6